                                                                   EXHIBIT 10.5

                       * CONFIDENTIAL TREATMENT REQUESTED
          CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY

                           AMENDMENT NO. 3 TO THE FIRST
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 5 TO THE ARCH GUARANTY

     AMENDMENT NO. 3 (the "CREDIT AGREEMENT AMENDMENT"), dated as of March 9, 1998, to the First Amended and Restated Credit Agreement, dated as of March 19, 1997, by and among USA Mobile Communications, Inc. II (the "PARENT"), Premiere Page of Kansas, Inc. ("PREMIERE PAGE"), Q Media Paging-Alabama, Inc. ("Q MEDIA ALABAMA"), USA Mobile Communications, Inc. III ("USA III"), Q Media
Company-Paging, Inc. ("Q MEDIA KANSAS"), W.Q. Communications, Inc. ("W.Q. COMMUNICATIONS", and together with Premiere Page, Q Media Alabama, USA III and Q Media Kansas, the "BORROWERS", each a "BORROWER"), the Lenders party thereto, and The Bank of New York, as Administrative Agent (the "ADMINISTRATIVE AGENT"), as amended by Amendment No. 1, dated as of June 17, 1997, and Amendment No. 2, dated as of January 7, 1998 (as amended, the "CREDIT AGREEMENT"); and

     AMENDMENT NO. 5 (the "ARCH GUARANTY AMENDMENT" and, together with the Credit Agreement Amendment, this "AMENDMENT"), dated as of March 9, 1998, to the Arch Guaranty, Security and Subordination Agreement, dated as of September 8, 1995, made by Arch Communications Group, Inc. ("ARCH"), the Borrowers and the Parent to the Administrative Agent, as amended by Amendment No. 1, dated as of February 15, 1996, Amendment No. 2, dated as of June 25, 1996, Amendment No. 3, dated as of March 19, 1997, and Amendment No. 4, dated as of January 7, 1998 (as so amended and as from time to time amended supplemented or otherwise modified from time to time the "GUARANTY").

                                    RECITALS

     A. Capitalized terms used herein which are not herein defined shall have the respective meanings ascribed thereto in the Credit Agreement.

     B. The Parent and the Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement and the Guaranty to the extent and in the manner set forth below and the Administrative Agent and Lenders executing this Amendment are willing to do so subject to the terms and conditions of this Amendment.

     Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. The following definition contained in Section 1.1 of the Credit Agreement is amended and restated to read as follows:

               "ARCH CREDIT AGREEMENT": the First Amended and Restated Credit Agreement, dated as of May 21, 1996, by and among Arch Enterprises, Arch, the Arch Lenders, the Co-Agents party thereto, and the Arch Agent, as amended

                       * CONFIDENTIAL TREATMENT REQUESTED
          CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY


          by Amendment No. 1, dated as of June 25, 1996, Amend- ment No. 2, dated as of March 25, 1997, Amendment No. 3, dated as of June 17, 1997, Amendment No. 4, dated as of January 7, 1998, and Amendment No. 5 and Waiver No. 1, dated as of March 9, 1998, and as the same may be further amended, modified or otherwise supplemented from time to time.

     2. Section 7.15 of the Credit Agreement is amended in its entirety to read as follows:

               7.15. LEVERAGE RATIO.

               Maintain, or cause to be maintained, at all times during the periods set forth below, a Leverage Ratio of not greater than the ratios set forth below:

               PERIODS                             RATIO

               Restatement Effective
               Date through
               December 30, 1997                     *

               December 31, 1997 through
               December 30, 1998                     *

               December 31, 1998 through
               March 30, 1999                        *

               March 31, 1999 through
               December 30, 1999                     *

               December 31, 1999 and
               thereafter                            *.

               Notwithstanding the foregoing, in the event that any Borrower makes a Restricted Payment permitted by Section 8.5(a)(iv), the maximum permitted Leverage Ratio shall be reduced for all periods after such payment to *.

     3. Section 7.16(c) of the Credit Agreement is amended in its entirety to read as follows:

               (c) For purposes hereof "Triggering Event" shall mean the determination of Minority Lenders to direct the
          Administrative Agent to declare any or all of the Collateral Documents effective and to require that the Restricted Sub- sidiaries from time to time grant to the Administrative Agent under the applicable Collateral Document a first priority security interest in one or more items of Collateral. Such determination may be made by Minority Lenders in their sole and absolute discretion whether or not a Default or Event of Default has occurred and is then continuing.

     4. All references in any Loan Document to "Triggering Event" shall be deemed to refer to such term as amended hereby.

     5. Section 12 of the Arch Guaranty is amended by deleting the phrase "the Arch Credit Agreement (without giving effect to any amendment (other than Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4), waiver or termination thereof)" wherever it appears in such section and by substituting the phrase "the Arch Credit Agreement (without giving effect to any amendment (other than Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5 and Waiver No. 1), waiver or termination thereof)" in its place.

     6.  Paragraphs 1-5 of this Amendment shall not be effective until the prior
or  simultaneous   fulfillment  of  the  following  conditions  (the  "AMENDMENT
EFFECTIVE DATE"):

          (a) The Administrative Agent shall have received this Amendment executed by a duly authorized officer or officers of the Borrowers, the Parent, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders.

          (b) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Parent and each Borrower (i) attaching a true and complete copy of the resolutions of its Managing Person authorizing this Amendment (in form and substance satisfactory to the Administrative Agent), (ii) certifying that its certificate of incorporation and by-laws have not been amended since March 19, 1997, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers.

     (c) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of Arch (i) attaching a true and complete copy of the resolutions of its Managing Person authorizing this Amendment and Amendment No. 5 to the Arch First Amended and Restated Credit Agreement (in form and substance satisfactory to the Administrative Agent), (ii) certifying that its certificate of incorporation and by-laws have not been amended since March 19, 1997, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers.

          (d) The Administrative Agent shall have received Amendment No. 4 to the Arch First Amended and Restated Credit Agreement, duly executed by the parties necessary thereto and in form and substance satisfactory to the Administrative Agent and the conditions to the effectiveness thereof shall have been satisfied.

          (e) The Administrative Agent shall have received for the account of each Lender executing this Amendment and Amendment No. 5 and Waiver No. 1 to the Arch Credit Agreement, an amendment fee equal to 0.10% of the amount of such Lender's Commitment.

          (f) The Administrative Agent shall have received an opinion of Hale and Dorr, counsel to the Parent, the Borrower, substantially in the form of Attachment A.

          (g) The  Administrative  Agent shall have received an opinion of Garry
     B. Watzke, Esq., General Counsel to Arch, and the Restricted Subsidiaries, substantially in the form of Attachment B.

          (h) The reasonable fees and expenses of Special Counsel incurred to the Amendment Effective Date shall have been paid.

          (i) The Administrative Agent shall have received such other documents as it shall reasonably request.

     7. As of the date hereof and as of the Amendment Effective Date, each Loan Party hereby (a) reaffirms and admits the validity and enforceability of each of the Loan Documents (as amended by this Amendment) to which it is a party and all of its obligations thereunder, (b) represents and warrants that there exists no Default or Event of Default, and (c) represents and warrants that the representations and warranties contained in the Loan Documents (as amended by this Amendment) (other than the representations and warranties made as of a specific date) are true and correct in all material respects, except to the extent that such representations and warranties are no longer true or correct as a result of events, acts, transactions or occurrences after the Restatement Effective Date which are permitted under the Credit Agreement.

     8. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     9. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

     10. Except as amended hereby, the Credit Agreement and the Arch Guaranty shall in all other respects remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the First Amended and Restated Credit Agreement and Amendment No. 5 to the Arch Guaranty, Security and Subordination Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     PREMIERE PAGE OF KANSAS, INC.,
                                     Q MEDIA PAGING-ALABAMA, INC.,
                                     USA MOBILE COMMUNICATIONS, INC. III,
                                     Q MEDIA COMPANY-PAGING, INC.,
                                      a Kansas corporation
                                     W.Q. COMMUNICATIONS, INC.

                                     AS TO EACH OF THE FOREGOING

                                     By:      /S/ GERALD J. CIMMINO
                                     Name: GERALD J. CIMMINO
                                     Title: VICE PRESIDENT AND TREASURER

                                     USA MOBILE COMMUNICATIONS, INC. II

                                     By:      /S/ GERALD J. CIMMINO
                                     Name: GERALD J. CIMMINO
                                     Title: VICE PRESIDENT AND TREASURER

                                     ARCH COMMUNICATIONS GROUP, INC.

                                     By:      /S/ GERALD J. CIMMINO
                                     Name: GERALD J. CIMMINO
                                     Title: VICE PRESIDENT AND TREASURER

                        AMENDMENT NO. 3 TO THE USA MOBILE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 5 TO THE ARCH GUARANTY

                                     THE BANK OF NEW YORK, individually and as
                                     Administrative Agent

                                     By:      /S/ GEOFFREY C. BROOKS
                                     Name: GEOFFREY C. BROOK
                                     Title:   VICE PRESIDENT

                        AMENDMENT NO. 3 TO THE USA MOBILE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 5 TO THE ARCH GUARANTY

                                     FLEET NATIONAL BANK

                                     By:      /S/ CHRIS SWINDELL
                                     Name: CHRIS SWINDELL
                                     Title:   VICE PRESIDENT

                        AMENDMENT NO. 3 TO THE USA MOBILE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 5 TO THE ARCH GUARANTY

                                     PNC BANK, NATIONAL ASSOCIATION

                                     By:      /S/ JEFFREY E. HAUSER
                                     Name: JEFFREY E. HAUSER
                                     Title:   VICE PRESIDENT

                        AMENDMENT NO. 3 TO THE USA MOBILE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 5 TO THE ARCH GUARANTY

                                     TORONTO DOMINION (TEXAS), INC.

                                     By:      /S/ DEBBIE A. GREENE
                                     Name: DEBBIE A. GREENE
                                     Title:   VICE PRESIDENT

                        AMENDMENT NO. 3 TO THE USA MOBILE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 5 TO THE ARCH GUARANTY

                                     BANKBOSTON, N.A.

                                     By:      /S/ SHEPARD D. RAINIE
                                     Name: SHEPARD D. RAINIE
                                     Title:   DIRECTOR

                        AMENDMENT NO. 3 TO THE USA MOBILE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 5 TO THE ARCH GUARANTY

                                     ROYAL BANK OF CANADA

                                     By:      /S/ THOMAS BYRNE
                                     Name: THOMAS BYRNE
                                     Title:

                        AMENDMENT NO. 3 TO THE USA MOBILE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 5 TO THE ARCH GUARANTY

                                     SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                     By:      /S/ MICHAEL R. BUTLER
                                     Name: MICHAEL R. BUTLER
                                     Title:   SENIOR VICE PRESIDENT

                        AMENDMENT NO. 3 TO THE USA MOBILE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 5 TO THE ARCH GUARANTY

                                     VAN KAMPEN AMERICAN CAPITAL PRIME
                                     RATE INCOME TRUST

                                     By:      /S/ JEFFREY W. MAILLET
                                     Name: JEFFREY W. MAILLET
                                     Title:   SENIOR VICE PRESIDENT & DIRECTOR

                        AMENDMENT NO. 3 TO THE USA MOBILE
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                      AMENDMENT NO. 5 TO THE ARCH GUARANTY

         By signing below, each of the Subsidiary Guarantors agrees and consents to the foregoing Amendment

PCI HOLDING COMPANY, INC.
PROFESSIONAL COMMUNICATIONS, INC.
PROFESSIONAL ELECTRONICS, INC.
Q MEDIA COMPANY-PAGING, INC.,
  a Delaware corporation

AS TO EACH OF THE FOREGOING:

By:      /S/ GERALD J. CIMMINO
Name:    GERALD J. CIMMINO
Title:   VICE PRESIDENT AND TREASURER

                                                           Attachment A

        FORM OF OPINION OF COUNSEL TO ARCH, THE PARENT AND THE BORROWERS

                                           March __, 1998

The Bank of New York,
as Administrative Agent, and the
Lenders under the Amended
Agreement referred to below

     We have acted as special counsel to (i) USA Mobile Communications, Inc. II, a Delaware corporation (the "PARENT"), (ii) Premiere Page of Kansas, Inc., a Kansas corporation ("PREMIERE PAGE"), (iii) Q Media Paging-Alabama, Inc., a Delaware corporation ("Q MEDIA ALABAMA"), (iv) USA Mobile Communications, Inc. III, a Delaware corporation ("USA III"), (v) Q Media Company-Paging, Inc., a Kansas corporation ("Q MEDIA KANSAS"), (vi) W.Q. Communications, Inc., a Kansas corporation ("W.Q. COMMUNICATIONS", and together with Premiere Page, Q Media Alabama, USA III and Q Media Kansas, the "BORROWERS", each a "BORROWER") and
(vii) Arch Communications Group, Inc., a Delaware corporation ("ARCH" and, together with the Borrowers and the Parent, the "CORPORATIONS"), in connection with Amendment No. 3 (the "CREDIT AGREEMENT AMENDMENT"), dated as of March 9, 1998, to the First Amended and Restated Credit Agreement, dated as of March 19, 1997, by and among the Parent, the Borrowers, the Lenders party thereto, and The Bank of New York, as Administrative Agent (the "ADMINISTRATIVE AGENT"), as amended by Amendment No. 1, dated as of June 17, 1997, and Amendment No. 2, dated as of January 7, 1998 (as so amended, the "CREDIT AGREEMENT"), and Amendment No. 5 (the "ARCH GUARANTY AMENDMENT" and, together with the Credit Agreement Amendment, the "AMENDMENT"), dated as of March __, 1998, to the Arch Guaranty, Security and Subordination Agreement, dated as of September 8, 1995, made by Arch, the Borrowers and the Parent to the Administrative Agent, as amended by Amendment No. 1, dated as of February 15, 1996, Amendment No. 2, dated as of June 25, 1996, Amendment No. 3, dated as of March 19, 1997, and Amendment No. 4, dated as of January 7, 1998 (as so amended, the "GUARANTY"). The Credit Agreement and the Guaranty, as amended by the Amendment, are referred to collectively herein as the "AMENDED AGREEMENTS". Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Amended Agreements.

     For purposes of the opinions expressed below, we have examined:

     (a)  the Credit Agreement and the Guaranty;

     (b)  the Amendment;

     (c)  the charter  documents of each of the  Corporations  as  identified on
          Schedule I;

     (d) the By-laws of each of the Corporations, as in effect on the date hereof, provided to us by the Parent;

     (e) the corporate minute books of each of the Corporations, as provided to us by the Parent;

     (f) certificates of legal existence and corporate good standing for the Corporations as identified on Schedule II;

     (g) certified copies of resolutions of the board of directors of each of the Corporations, approving the transactions contemplated by the Amendment and authorizing, among other things, the execution, delivery and performance by each of the Corporations of the Amendment;

     (h) incumbency and signature certificates as to the officers of each of the Corporations;

     (i) a certificate of Garry Watzke, Secretary of the Corporations, in the form attached hereto as Exhibit A; and

     (j) such other documents, instruments and certificates (including, but not limited to, certificates of public officials and officers of the Corporations) as we have considered necessary for purposes of this opinion.

     In addition, we assume, for purposes of this opinion, that the corporate minute books (referred to in clause (e) above) contain an accurate record of all meetings of the stockholders and directors of the Corporations. In examining the documents described above, we have assumed the genuineness of all signatures other than those of the Corporations, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. As to various facts material to the opinions set forth herein, we have relied upon factual representations made by the Corporations in the Amended Agreements and the Amendment, in the certificate referred to in clause (i) above and upon certificates of public officials, which facts we have not independently verified.

     Any reference to "our knowledge", "the best of our knowledge" or "knowledge" or any variation thereof shall mean the conscious awareness of the attorneys in this firm who have rendered substantive attention to this transaction of the existence or absence of any facts which would contradict our opinions set forth below. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Corporations.

     For purposes of the opinions expressed herein, we have assumed that the Administrative Agent and the Lenders have the power and authority to execute, deliver and perform all agreements and documents executed by them; that the Administrative Agent and the Lenders have duly and validly executed and delivered such agreements and documents; and that such agreements and documents are legally valid and binding on and enforceable against the Administrative Agent and the Lenders.

     We express no opinion herein with respect to the laws of any state or jurisdiction other than the Commonwealth of Massachusetts, the General Corporation Law statute of the State of Delaware and the federal laws of the United States of America. With your permission, we have assumed, without investigation, for purposes of the opinions expressed below that the laws of the Commonwealth of Massachusetts are identical to the laws of the State of New York.

     The opinions expressed in paragraph 1 below, insofar as they relate to the valid existence and corporate good standing of the Corporations in their respective states of incorporation are based solely upon the certificates referred to in clause (f) above and are rendered as of the dates of such certificates.

     Our opinions below are qualified to the extent that the validity or enforceability of the documents referred to or of any of the rights granted to any party pursuant thereto may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, and (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. Furthermore, we express no opinion as to the availability of any equitable or specific remedy upon any breach of such documents or any of the agreements, documents or obligations referred to therein, as the availability of such remedies may be subject to the discretion of a court. We have assumed for the purposes of our opinion that each of the Lenders and the Administrative Agent is subject to control, regulation or examination by a state or federal regulatory agency.

     Based upon and subject to the foregoing and to the general qualifications stated following paragraph 3 below, we hereby advise you that, in our opinion:

     1. Each of Arch, the Parent, Q Media Alabama, USA III, and Q Media Delaware is duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing and authorized to do business in each jurisdiction in which the failure to be so authorized could reasonably be expected to have a Material Adverse Effect.

     2. Each of Premiere Page, Q Media Kansas and W.Q. Communications is duly organized, validly existing and in good standing under the laws of the State of Kansas and is in good standing and authorized to do business in each jurisdiction in which the failure to be so authorized could reasonably be expected to have a Material Adverse Effect.

     3. No consent, authorization or approval of, filing with, notice to, or exemption by, stockholders, any Governmental Body or any other Person (except for those which have been obtained, made or given) (i) is required to authorize, or is required in connection with, the execution, delivery and performance of the Amendment or the Amended Agreements or (ii) is required as a condition to the validity or enforceability of the Amendment or the Amended Agreements.

     4. The Amendment and the Amended Agreements constitute the valid and legally binding obligations of each of the Corporations, in each case to the extent that it is a party thereto, enforceable in accordance with its respective terms.

     The opinions set forth above are subject to the following qualifications:

          (i) The enforcement against any of the Corporations of any rights and remedies is or may be subject to the effect of certain general principles of contract law that include (a) the unenforceability of provisions in an agreement to the effect that provisions therein may only be amended or waived in writing to the extent that an oral agreement modifying such provisions has been entered into and (b) the general rule that, where less than all of an agreement is enforceable, the balance is enforceable only when the unenforceable portion is not an essential part of the agreed exchange.

          (ii) We express no opinion as to the enforceability of prospective waivers of rights to notice or a hearing, or other rights granted by constitution or statute, powers of attorney, provisions purporting to relieve parties of the consequences of their own negligence or misconduct, provisions granting indemnity or provisions purporting to establish evidentiary standards.

          (iii) All opinions expressed above are subject to all of the qualifications and assumptions contained in our opinion letter and our supplemental opinion letter, each dated March 19, 1997 (the "PRIOR OPINIONS").

     This opinion is based upon currently existing statutes, rules, regulations and judicial decisions, and we disclaim any obligation to advise you of any change in any of these sources of law or subsequent legal or factual developments which might affect any matters or opinions set forth herein.

     We hereby confirm that each Lender under the Amended Agreements may rely on the Prior Opinions as though such Prior Opinions were addressed to each of them.

     This opinion is furnished to you solely for your benefit in connection with the Amendment and may not be relied upon by any other Person (other than Special Counsel) or for any other purpose without our express, prior written consent.


                                        Very truly yours,

                                        HALE AND DORR

                                    EXHIBIT A

                              OFFICER'S CERTIFICATE

                                   SCHEDULE I

                                CHARTER DOCUMENTS

I.    Arch Communications Group, Inc.        Certificate of Incorporation,
                                             State of Delaware

II.   USA Mobile Communications,
      Inc. II                                Certificate of Incorporation,
                                             State of Delaware

III.  Premiere Page of Kansas, Inc.          Certificate of Incorporation,
                                             State of Kansas

IV.   Q Media Paging - Alabama, Inc.         Certificate of Incorporation,
                                             State of Delaware

V.    USA Mobile Communications,
      Inc. II                                Certificate of Incorporation,
                                             State of Delaware

VI.   Q Media Company - Paging,
      Inc. (Kansas)                          Certificate of Incorporation,
                                             State of Kansas

VII.  W.Q. Communications,
      Inc.                                   Certificate of Incorporation,
                                             State of Kansas

                                   SCHEDULE II

                 LEGAL EXISTENCE AND GOOD STANDING CERTIFICATES

I.   ARCH COMMUNICATIONS GROUP, INC.

     1. Certificate of Good Standing signed by the Secretary of State of the State of Delaware dated ----- --, ----.

     2. Certificate of Good Standing signed by the Secretary of State of the Commonwealth of Massachusetts dated _____ __, ____.

II.  USA Mobile Communications, Inc. II

     1. Certificate of Good Standing signed by the Secretary of State of the Commonwealth of Pennsylvania dated March __, 1997.

     2. Certificate of Existence/Authority signed by the Secretary of State of the State of Mississippi dated March __, 1997.

     3. Certificate of Existence - Foreign Corporation signed by the Secretary of State of the State of Georgia dated March __, 1997.

     4. Certificate of Corporate Good Standing - Foreign Corporation signed by the Secretary of State of the State of Missouri dated March __,1997.

     5. Certificate of Good Standing signed by the Secretary of State of the State of Delaware dated March __, 1997.

     6. Certificate of Good Standing signed by the Secretary of State of the State of Ohio dated March __, 1997.

     7. Certificate of Authorization signed by the Secretary of State of the State of Indiana dated March __, 1997.

     8. Certificate of Authorization - Foreign Corporation signed by the Secretary of State of the State of Kentucky dated March __, 1997.

     9. Certificate of Authorization signed by the Secretary of State of the State of Tennessee dated March __, 1997.

III. USA Mobile Communications, Inc. III

     1. Certificate of Good Standing signed by the Secretary of State of the State of Delaware dated March __, 1997.

IV.  Premiere Page of Kansas, Inc.

     1. Certificate of Authority - Foreign Corporation signed by the Secretary of State of the State of Nebraska for the entity "Premiere Page, Inc." dated March __, 1997.

     2. Certificate of Good Standing signed by the Secretary of State of the State of Kansas dated March __, 1997.

     3. Certificate of Existence signed by the Secretary of State of the State of Georgia dated March __, 1997.

     4. Certificate of Good Standing - Foreign Corporation signed by the Secretary of State of the State of Missouri dated March __, 1997.

V.   Q Media Paging - Company, Inc., a Kansas corporation

     1. Certificate of Good Standing signed by the Secretary of State of the State of Kansas dated March __, 1997.

     2. Certificate of Good Standing - Foreign Corporation signed by the Secretary of State of the State of Illinois dated March __, 1997.

     3. Certificate of Authorization signed by the Secretary of State of the State of Indiana dated March __, 1997.

     4. Certificate of Authorization signed by the Secretary of State of the State of Iowa dated March __, 1997.

     5. Certificate of Authorization - Foreign Corporation signed by the Secretary of State of the State of Kentucky dated March __, 1997.

     6. Certificate of Corporate Good Standing - Foreign Corporation signed by the Secretary of State of the State of Missouri dated March __, 1997.

     7. Certificate of Good Standing signed by the Secretary of State of the State of Delaware dated March __, 1997.

VI.  Q Media Paging - Alabama, Inc.

     1. Certificate of Good Standing - Foreign Corporation signed by the Secretary of State of the State of Alabama dated March __, 1997.

     2. Certificate of Good Standing signed by the Secretary of State of the State of Tennessee dated March __, 1997.

     3. Certificate of Existence - Foreign Corporation signed by the Secretary of State of the State of Georgia dated March __, 1997.

     4. Certificate of Good Standing signed by the Secretary of State of the State of Delaware dated March __, 1997.

VII. W.Q. Communications, Inc.

     1. Certificate of Good Standing signed by the Secretary of State of the State of Kansas dated March __, 1997.

     2. Certificate of Corporate Good Standing - Foreign Corporation signed by the Secretary of State of the State of Missouri dated March __,1997.

     3. Certificate of Existence - Foreign Corporation signed by the Secretary of State of the State of Georgia dated March __, 1997.

                                                      Attachment B

                   FORM OF OPINION OF GENERAL COUNSEL OF ARCH
                         AND THE RESTRICTED SUBSIDIARIES

                                        March __, 1998

The Bank of New York,
as Administrative Agent, and the
Lenders under the Amended
Agreement referred to below

     I have acted as special counsel to (i) USA Mobile Communications, Inc. II, a Delaware corporation (the "PARENT"), (ii) Premiere Page of Kansas, Inc., a Kansas corporation ("PREMIERE PAGE"), (iii) Q Media Paging-Alabama, Inc., a Delaware corporation ("Q MEDIA ALABAMA"), (iv) USA Mobile Communications, Inc. III, a Delaware corporation ("USA III"), (v) Q Media Company-Paging, Inc., a Kansas corporation ("Q MEDIA KANSAS"), (vi) W.Q. Communications, Inc., a Kansas corporation ("W.Q. COMMUNICATIONS", and together with Premiere Page, Q Media Alabama, USA III and Q Media Kansas, the "BORROWERS", each a "BORROWER") and
(vii) Arch Communications Group, Inc., a Delaware corporation ("ARCH" and, together with the Borrowers and the Parent, the "CORPORATIONS"), in connection with Amendment No. 3 (the "CREDIT AGREEMENT AMENDMENT"), dated as of March 9, 1998, to the First Amended and Restated Credit Agreement, dated as of March 19, 1997, by and among the Parent, the Borrowers, the Lenders party thereto, and The Bank of New York, as Administrative Agent (the "ADMINISTRATIVE AGENT"), as amended by Amendment No. 1, dated as of June 17, 1997, and Amendment No. 2, dated as of January 7, 1998 (as so amended, the "CREDIT AGREEMENT"), and Amendment No. 5 (the "ARCH GUARANTY AMENDMENT" and, together with the Credit Agreement Amendment, the "AMENDMENT"), dated as of March __, 1998, to the Arch Guaranty, Security and Subordination Agreement, dated as of September 8, 1995, made by Arch, the Borrowers and the Parent to the Administrative Agent, as amended by Amendment No. 1, dated as of February 15, 1996, Amendment No. 2, dated as of June 25, 1996, Amendment No. 3, dated as of March 19, 1997, and Amendment No. 4, dated as of January 7, 1998 (as so amended, the "GUARANTY"). The Credit Agreement and the Guaranty, as amended by the Amendment, are referred to collectively herein as the "AMENDED AGREEMENTS". Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Amended Agreements.

     In connection with this opinion, I have examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction as being true copies, of all such records of the Corporations, such certificates of the officers of the Corporations, all such agreements and other documents of the Corporations, including, without limitation, (i) the Certificate of
Incorporation and By-laws of each of the Corporations, (ii) certificates of public officials, and (iii) the Amendment, and have made such other inquiries and investigations of law, as I have deemed necessary or appropriate for the purposes of rendering this opinion.

     In rendering this opinion, I have assumed the genuineness of all signatures (other than those of the Corporations), the authenticity of all documents submitted to me as originals, the conformity to original documents of all copies submitted to me as certified or photostatic copies and the accuracy of public records.

     I am a member of the Bar of the Commonwealth of Massachusetts. I do not purport to be an expert in, or to express any opinion concerning, any matters governed by the laws of any jurisdiction other than the laws of the Commonwealth of Massachusetts and the corporate laws of the States of New York, Pennsylvania, Kansas and Delaware and the federal laws of the United States of America. I express no opinion with respect to the regulation of any of the Corporations under the Communications Act and the rules and regulations promulgated thereunder.

     On the basis of the foregoing, and subject to the limitations, qualifications and exceptions set forth herein, I am of the opinion that each of the Corporations has full corporate power and authority to enter into, execute and deliver the Amendment and to carry out the terms of the Amendment, all of which have been duly authorized by all proper and necessary corporate action and are in full compliance with its charter documents and by-laws.

     This opinion is solely for your benefit and that of your successors and assigns and may not be relied on by any other Person, other than Special Counsel, without my prior written consent, and I assume no obligation to advise of any change in matters of fact or of law which might change the opinions expressed herein.

                                          Very truly yours,

                                          Garry B. Watzke, Esq.



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